UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2019

ENTERCOM COMMUNICATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-14461	23-1701044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 E. City Avenue, Suite 809 Bala Cynwyd, Pennsylvania		19004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 660-5610

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

David J. Field, Chief Executive Officer of Entercom Communications Corp. (the “Company”) and Richard J. Schmaeling, Chief Financial Officer of the Company, intend to disclose, on and as of April 8, 2019, that (while it is still early in the quarter) the Company’s pacings for the second quarter of 2019 are up by more than 4% compared to the second quarter of 2018. This disclosure will be made during meetings with Company investors at the National Association of Broadcasters Show in Las Vegas.

Note Regarding Pacing Data

Pacing data reflects revenues booked at a specific date versus the comparable date in the prior period and may or may not reflect the actual revenue growth at the end of the period. Company pacing data includes an adjustment to prior periods to include all acquisitions and exclude all divestitures in both periods presented for comparative purposes.

The pacing data to be disclosed is derived from internal financial reports and is subject to the completion of the quarter and revision based on the completion of the quarter-end accounting and financial reporting process. Accordingly, actual results may differ materially from any preliminary information. The pacing data has been prepared by, and is the responsibility of, Company management. The Company’s independent auditors have not compiled, reviewed, audited or performed any procedures on such data.

Note Regarding Forward-Looking Statements

This report contains statements with regard to the Company’s expectations as to financial results and other aspects of the Company’s business that involve risks and uncertainties and may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act (the “Exchange Act”).

Forward-looking statements reflect the Company’s current expectations concerning future results and events. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including pacing data.

Forward-looking statements can be identified by the use of words such as “anticipates,” “believes,” “continues,” “expects,” “intends,” “likely,” “may,” “opportunity,” “plans,” “potential,” “project,” “will,” “could,” “would,” “should,” “seeks,” “estimates,” “predicts” and similar expressions which identify forward-looking statements, whether in the negative or the affirmative. The Company cannot guarantee that it actually will achieve these plans, intentions or expectations. These forward-looking statements are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control, which could cause actual results to differ materially from those forecasted or anticipated in such forward-looking statements. These risks, uncertainties and factors include, but are not limited to, the factors described in Part I, Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K and its other filings under the Exchange Act.

You should not place undue reliance on these forward-looking statements, which reflect the Company’s view only as of the date of this report. The Company does not intend, and does not undertake any obligation, to update these statements or publicly release the result of any revision(s) to these statements to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

The information in this report is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor incorporated by reference into any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entercom Communications Corp.

By:	/S/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President

Dated: April 8, 2019

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